Catalyst/Welton Advantage Multi-Strategy Fund

Class A: CWEAX Class C: CWECX Class I: CWEIX

summary PROSPECTUS

NOVEMBER 1, 2025

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://catalystmf.com/literature-and-forms/. You can also get this information at no cost by calling 1-866-447-4228, emailing info@catalystmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: CATALYST/WELTON ADVANTAGE MULTI-STRATEGY FUND

Investment Objective: The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 127 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 65 and Waiver of Up-Front Sales Charge on Class A Shares on page 66.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.75%	0.75%	0.75%
Acquired Fund Fees and Expenses[2]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.78%	3.53%	2.53%
Fee Waiver and/or Expense Reimbursement [3]	(0.51)%	(0.51)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.27%	3.02%	2.02%

1 The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; acquired fund fees and expenses; borrowing costs, such as (a) interest, and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 2.24%, 2.99% and 1.99% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2026. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived, and (ii) the Fund’s current expense limitation at the time of recoupment.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2026, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$792	$305	$205
3	$1,342	$1,036	$739
5	$1,917	$1,788	$1,300
10	$3,470	$3,767	$2,827

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2025 was 2,575% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective through a multi-asset trading strategy (the “Welton Advantage Multi-Strategy”) that invests in domestic equity securities along with a group of global derivative markets spanning four major market sectors.

The Welton Advantage Multi-Strategy uses price data from exchange sources and sustainability data from third-party non-exchange sources, including, as of the date of this prospectus, Sustainalytics (a Morningstar company); Institutional Shareholder Services (“ISS”); World Bank Group (“World Bank”); U.S. Environmental Protection Agency (“EPA”); and U.S. Department of Energy (“DOE”). The Fund uses the data to score potential investments using a proprietary values-based scoring methodology (“Values-Based Scores”) to maximize risk-adjusted return with above average sustainability towards a goal of long-term capital appreciation. This means that the portfolio is intended to have an overall Values-Based Score that is higher than the corresponding equity index.

For equities, the Fund incorporates ISS and Sustainalytics scores into the Fund’s proprietary equity algorithm. For derivatives, the Fund incorporates World Bank, EPA, and DOE data into the Fund’s proprietary derivative algorithm. As a result, the Fund generally holds a portfolio of several hundred companies among the 1,000 largest U.S. capitalization stocks. The Fund’s algorithms will dynamically allocate more assets to instruments with rising price trends and higher Values-Based Scores, and fewer assets to those with falling price trends and lower Values-Based Scores.

Equity Holdings. The Fund holds long positions in the common stock of large and midcap U.S. companies drawn from the U.S. listed 1,000 largest capitalization companies. Investment positions are risk-sized based on volatility, and the Fund quantitatively invests based on proprietary algorithms calculated from underlying price and sustainability data from third-party

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non-exchange sources (such as ISS and Sustainalytics) to buy or sell equity positions, weighing risk exposure and expected return contribution.

Derivative Holdings. The Fund invests in futures and options on futures contracts of traditional commodities, currencies, equity indices, and interest rates. The Fund takes both long and short positions in global derivatives. Under certain conditions, the Fund may also take long positions in put or call options on equity index futures. Investment positions are risk-sized based on volatility, and the Fund quantitatively invests based on proprietary algorithms calculated from underlying price, macroeconomic indicators, and sustainability data from third-party non-exchange sources (such as World Bank, EPA and DOE) to buy or sell derivative positions, weighing risk exposure and expected return contribution.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Investments in Subsidiary – The Sub-Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests the majority of its assets in future contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return, and value of the Fund and your investment.

Agricultural Sector Risk. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund's investments. Soft commodities, grains and livestock production, and trade flows are significantly affected by government policies and regulations.

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, and geological and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

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Counterparty Risk. A counterparty to a financial instrument held by the Fund, or by a special purpose or structured vehicle invested in by the Fund, may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk, and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Derivatives Risk. Even a small investment in derivatives may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), counterparty risk (the risk that a counterparty (the other party to a transaction or an agreement, or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Energy Sector Risk. Because of the Fund’s exposure to this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector. Energy infrastructure entities are subject to the risks specific to the industry they serve.

Equity Security Risk. Equity securities, including common stocks, are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

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Foreign Investment Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies, thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying investment. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying securities because of temporary, or even long term, supply and demand imbalances and because futures do not pay dividends, unlike the stocks upon which they are based.

Index Risk. If the derivative, such as a futures contract, in which the Fund invests is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Interest Rate Risk. Overall bond prices, including the prices of securities held by a Fund, may decline over short or even long periods of time due to rising interest rates. A substantial increase in interest rates could have a material adverse effect on the performance of the Fund.

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Leverage Risk. Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options, or other securities or derivatives in which the Fund invests may prove to be incorrect, and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, tariffs and trade wars and political events affect the securities and derivatives markets.

Medium (Mid) Capitalization Company Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger

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companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Metals Sector Risk. The prices of precious metals and industrial metals operation companies are affected by the price of precious metals such as platinum, palladium and silver, as well as other metals prices and prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Further, the underlying reference instrument on which the option is based may have

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imperfect correlation to the value of the Fund's portfolio securities. Option premiums are treated as short-term capital gains, and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk (the risk that an option’s returns will deviate from a benchmark), and sub-strategy risk (the risk that hedging sub-strategies will not perform as expected).

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in the Fund’s portfolio.

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.

Tax Risk.  Certain of the Fund’s investment strategies, including transactions in futures, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.  The Subsidiary declares and distributes a dividend to the Fund, no less than annually, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Internal Revenue Code of 1986, as amended, generated, or expected to be generated, by the Subsidiary's investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs. A high portfolio turnover can potentially increase taxes, which can negatively impact Fund performance.

Values-Based Strategy Risk. Because the Sub-Advisor’s values-based strategy exclude securities of certain issuers, the Fund may forgo some market opportunities available to the Fund that do not follow such a strategy. Companies meeting the Fund’s values-based strategy may be out of favor in particular market cycles and perform less well than the market as a whole.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund.

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Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. Shareholders of the Fund are indirectly subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, as amended, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The Fund acquired all of the assets and liabilities of Welton ESG Advantage Fund LLC (the “Predecessor Fund”) in a tax-free reorganization on July 1, 2024.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund.  The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s sub-adviser was the adviser to the Predecessor Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Predecessor Fund’s inception. Although Class A shares and Class C shares have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares and Class C shares are different from Class I shares because Class A shares and Class C shares have different expenses than Class I shares. The performance table shows the average annual total returns for Class A, Class C and Class I shares compared over time with those of a broad-based market index.   How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily NAV is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com. You should be aware that the Fund’s and Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Fund’s performance provided below (for periods prior to the commencement of the Fund’s operations) is that of the Predecessor Fund, which includes all of the Predecessor Fund’s fees and expenses over various periods ended June 30, 2024, as adjusted to include the applicable sales loads of each class of Shares of the Fund. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance would have been lower. The Predecessor Fund did not have a distribution policy.

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It was a limited liability company, did not qualify as a regulated investment company for federal income tax purposes, and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected.

Catalyst/Welton Advantage Multi-Strategy Fund

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 12.57% (quarter ended March 31, 2021), and the lowest return for a quarter was (6.67)% (quarter ended September 31, 2023). The Fund’s Class I shares year-to-date returns for the period ended June 30, 2025 was (4.72)%.

Average Annual Total Returns
(for the periods ended December 31, 2024)

	1 Year	Since the Predecessor Fund’s Inception September 1, 2020
Class I
Return Before Taxes	21.06%	15.14%
Return After Taxes on Distributions	20.48%	15.02%
Return After Taxes on Distributions and Sale of Fund Shares	12.47%	12.07%
Class A1
Return Before Taxes	13.79%	13.29%
Class C
Return Before Taxes	20.57%	14.16%
S&P 500 Total Return Index ® (reflects no deduction for fees, expenses or taxes)	25.02%	14.45%

1. Includes the effect of the maximum sales load.

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After-tax returns for the Fund are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Welton Investment Partners LLC serves as the Fund’s sub-advisor.

Portfolio Manager: Dr. Patrick Welton, Founder and Chief Investment Officer of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund. Dr. Welton has served the Fund in this capacity since the Fund’s inception in July 2024 and managed the Predecessor Fund since its inception in 2020.

Purchase and Sale of Fund Shares: The minimum initial investment in each share classes of the Fund is $2,500 for a regular account, $2,500 for tax-deferred plans, such as IRA and 401(k) accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary, to the Fund or the Transfer Agent, and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing through a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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